EXHIBIT 32.1

Certification Pursuant To
18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Linda Illumination, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2010 as filed with the Securities and Exchange Commission (the "Report"), I, Maolin Shi, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.

Signature Title Date

/s/ Maolin Shi President, August 19, 2010
Maolin Shi President, Chief Executive Officer, Director